SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2003

INDYMAC BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-08972	95-3983415

(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

155 North Lake Avenue, Pasadena, California	91101-7211

(Address of principal executive office)	(Zip code)

Registrant’s telephone number, including area code:	(800) 669-2300

Item 12. Disclosure of Results of Operations and Financial Condition
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

INDYMAC BANCORP, INC.

FORM 8-K CURRENT REPORT
October 31, 2003

Item 12.  Disclosure of Results of Operations and Financial Condition

          On October 31, 2003, IndyMac Bancorp, Inc., a Delaware corporation (the “Company”), issued a earning press release announcing its results of operations and financial condition for the quarter ended September 30, 2003. A copy of the Company’s press release is furnished as Exhibit 99.1 hereto.

          On October 31, 2003, the Company hosted a live webcast presentation in connection with its quarterly release of earnings. A copy of the Company’s Webcast presentation is furnished as Exhibit 99.2 hereto.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, in the City of Pasadena, State of California, on October 31, 2003.

INDYMAC BANCORP, INC.

By:	/s/ MICHAEL W. PERRY

Michael W. Perry
Chairman of the Board of Directors
and Chief Executive Officer

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EXHIBIT INDEX

99.1  IndyMac Bancorp, Inc. press release dated October 31, 2003.
99.2  IndyMac Bancorp, Inc. webcast presentation dated October 31, 2003

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